UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 29, 2016

FARMER BROS. CO.

(Exact name of registrant as specified in its charter)

Delaware	001-34249	95-0725980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13601 North Freeway, Suite 200, Fort Worth, Texas	76177
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 998-2468

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 29, 2016, Farmer Bros. Co. issued a press release in response to an announcement made by a stockholder group led by Carol Farmer Waite. The press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Farmer Bros. Co., dated September 29, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMER BROS. CO.

Date: September 29, 2016	By:	/s/ Isaac N. Johnston, Jr.
	Name:	Isaac N. Johnston, Jr.
	Title:	Treasurer and Chief Financial Officer